MERRILL LYNCH
SPECIAL VALUE
FUND, INC.








FUND LOGO








Annual Report

March 31, 1997






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Special Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH SPECIAL VALUE FUND, INC.


DEAR SHAREHOLDER


Stock and bond market turbulence increased during the three-month period ended March 31, 1997. Mounting evidence of stronger-than-expected economic growth suggested to investors that the Federal Reserve Board would make a preemptive strike to contain inflationary pressures. These concerns were heightened by statements made by Federal Reserve Board Chairman Alan Greenspan, and culminated in an announced increase in the Federal Funds rate of 0.25% to 5.50% on March 25. As investors became concerned that this might prove to be only the first in a series of monetary policy tightening moves, interest rates rose and stock and bond prices declined. Following the central bank's action, investor sentiment fluctuated from negative to more positive, depending upon whether the latest economic data releases were perceived to suggest an overheating or moderating trend. It appears that clear-cut signs of continued low inflation and moderate economic growth, as well as no further indications of monetary policy tightening, are needed before stability returns to the financial markets.

On the international front, although the Federal Reserve Board's action triggered some weakness in the US dollar, the US currency subsequently continued its strong advance relative to the yen and the Deutschemark, raising concerns about the outlook for US trade. In early February, the leading industrialized nations expressed apparent agreement that it was time to seek a lower dollar and less volatility in the foreign exchange markets. It remains to be seen whether these stated intentions will be acted upon, or if the US dollar continues to rise relative to other major currencies.

Portfolio Matters
During the quarter ended March 31, 1997, Merrill Lynch Special Value Fund, Inc. outperformed the unmanaged Russell 2000 Index. Total returns for the Fund's Class A, Class B, Class C and Class D Shares were -1.35%, -1.57%, -1.64% and -1.40%, respectively, compared to the total return of -5.17% for the Russell 2000 Index. (Fund results do not reflect sales charges; results would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3--7 of this report to shareholders.)

Small-capitalization stocks, as measured by the Russell 2000 Index, rallied early in the new year as investors remained optimistic about the economy and the outlook for corporate profits. Record investment flows into mutual funds also helped propel the stock market higher. The Russell 2000 Index set an all-time high in January, only to reverse its gains in February and March as investor euphoria gave way to concerns that strength in the economy would cause the Federal Reserve Board to increase interest rates. The broad stock market averages traded sharply lower, and the Russell 2000 Index finished the March quarter 7.5% below its peak. While the Dow Jones Industrial Average and the unmanaged Standard and Poor's 500 (S&P
500) Composite Index both posted gains for the quarter, the unmanaged Russell 2000 Index posted a loss.

Within the Russell 2000 Index, ten out of 12 economic sectors posted negative returns for the quarter ended March 31, 1997. Weakness was widespread in small-capitalization issues, with the technology and energy sectors showing the steepest declines. The Fund's performance during the March quarter was hindered by an underweighted position in financial services, one of the better-performing sectors, and by an overweighted position in technology, the weakest sector. However, the Fund's specific stock holdings sharply outperformed the Russell 2000 Index, more than compensating for the Fund's sector positioning.

Individual stocks that most benefited the Fund's quarterly performance, in order of their contribution to total return, included CHS Electronics, Inc., J. Baker, Inc. and Newpark Resources, Inc. Shares of CHS Electronics, Inc., an international distributor of micro-computers and related products, appreciated sharply following signs that first quarter earnings would likely exceed the range of analysts' expectations. J. Baker, Inc., a retailer of shoes and apparel, benefited from the divestiture of unprofitable operations and improved prospects at its retail stores. Shares of Newpark Resources, Inc., an environmental management and oilfield services company, rallied following the announcement of strong fourth-quarter financial results and the completion of an acquisition that should benefit near-term earnings. The Fund's performance in the March quarter was hindered by investments in Software Spectrum, Inc. and Department 56, Inc. Shares of Software Spectrum, Inc., a supplier of software and services to organizations, declined as the company experienced problems integrating a recent acquisition. We continue to hold the stock as we anticipate a substantial increase in sales and solid earnings improvement as the acquisition's benefits are gradually realized. Shares of Department 56, Inc., a distributor of collectibles and specialty giftware, were also weak as retail orders fell below analysts' expectations. We continue to hold the stock based on its modest valuation and solid demand for the company's new products.

While the unmanaged Russell 2000 Index scaled new heights in January, we were particularly active selling stocks that had reached our price targets. Sharp stock price appreciation, particularly in the energy and technology sectors, led us to reduce some of the Fund's largest holdings and to eliminate other stocks entirely. By mid-quarter, the Fund's cash reserves peaked, providing increased purchasing power entering the period of stock price weakness that resulted late in the quarter ended March 31, 1997. At the end of the quarter, cash holdings represented 6.5% of Fund net assets, up slightly from 5.8% on December 31, 1996.

Fiscal Year in Review
For the 12 months ended March 31, 1997, Merrill Lynch Special Value Fund, Inc. significantly outperformed the unmanaged Russell 2000 Index. Total returns for the Fund's Class A, Class B, Class C and Class D Shares were +17.62%, +16.44%, +16.39% and +17.38%, respectively, outperforming the +5.11% total return for the benchmark index. The Fund benefited from its holdings in the energy, financial services and technology sectors. The Fund's oil and gas service stocks appreciated sharply based on higher petroleum prices and increased drilling activity. The Fund's financial service stocks rallied given favorable interest rates and continued consolidation in the banking and insurance industries. Technology, although a poor-performing sector in the benchmark index, was heavily weighted in the Fund, and made a strong positive contribution to the Fund's performance for the year. Although large-capitalization technology stocks performed extremely well over the past 12 months, small-capitalization technology stocks failed to keep pace with larger bellwether issues.

The 12 months ended March 31, 1997 were especially rewarding for large-capitalization investors, as evidenced by the +19.81% total return for the S&P 500 Composite Index and the +20.43% total return for the Dow Jones Industrial Average. In addition, the stock market generally favored growth stocks over value stocks during this period. Looking ahead, there are several factors that lead us to believe that small-capitalization stocks hold greater appreciation potential despite their relative underperformance over the past year. First, a strong domestic economy generally favors small-capitalization stocks' relative performance. Second, strength in the US dollar usually penalizes large company earnings to a greater extent than small company earnings. Third, relative valuation measures, such as price/book value and price/earnings ratios, currently favor small-capitalization stocks. Although it is difficult to predict when small-capitalization stocks will outperform large-capitalization stocks, we remain positive on their outlook.

In Conclusion
We thank you for your continued investment in Merrill Lynch Special Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Daniel V. Szemis)
Daniel V. Szemis
Vice President and Portfolio Manager

May 2, 1997



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                                              12 Month    3 Month
                                                             3/31/97   12/31/96     3/31/96   % Change    % Change
ML Special Value Fund, Inc. Class A Shares*                  $17.59     $17.83      $17.77    + 5.87%(1)    -1.35%
ML Special Value Fund, Inc. Class B Shares*                   16.91      17.18       17.21    + 5.34(1)     -1.57
ML Special Value Fund, Inc. Class C Shares*                   16.77      17.05       17.10    + 5.20(1)     -1.64
ML Special Value Fund, Inc. Class D Shares*                   17.56      17.81       17.74    + 5.88(1)     -1.40
Russell 2000 Index**                                         342.56     362.61      330.77    + 3.56        -5.53
ML Special Value Fund, Inc. Class A Shares--Total Return*                                     +17.62(2)     -1.35
ML Special Value Fund, Inc. Class B Shares--Total Return*                                     +16.44(3)     -1.57
ML Special Value Fund, Inc. Class C Shares--Total Return*                                     +16.39(4)     -1.64
ML Special Value Fund, Inc. Class D Shares--Total Return*                                     +17.38(5)     -1.40
Russell 2000 Index**--Total Return                                                            + 5.11        -5.17


  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $1.233 per share capital gains distributions.
(2)Percent change includes reinvestment of $2.014 per share ordinary income dividends and $1.233 per share capital gains distributions.
(3)Percent change includes reinvestment of $1.850 per share ordinary income dividends and $1.233 per share capital gains distributions.
(4)Percent change includes reinvestment of $1.854 per share ordinary income dividends and $1.233 per share capital gains distributions.
(5)Percent change includes reinvestment of $1.971 per share ordinary income dividends and $1.233 per share capital gains distributions.


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the Russell
2000 Index. Beginning and endings values are:

                                       3/87           3/97

ML Special Value Fund, Inc.++--
Class A Shares*                       $ 9,475        $18,473

Russell 2000 Index++++                $10,000        $24,622


A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the Russell
2000 Index. Beginning and endings values are:

                                     10/21/88**       3/97

ML Special Value Fund, Inc.++--
Class B Shares*                       $10,000        $21,363

Russell 2000 Index++++                $10,000        $26,953


Total Return Based on a $10,000 Investment--Class C & D Shares

A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in Russell
2000 Index. Beginning and ending values are:

                                     10/21/94**       3/97

ML Special Value Fund, Inc.++--
Class C Shares*                       $10,000        $14,438

ML Special Value Fund, Inc.++--
Class D Shares*                       $ 9,475        $13,944

Russell 2000 Index                    $10,000        $13,984

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Special Value Fund, Inc. invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies which the Fund's management believes have special investment value, and emerging growth companies regardless of size.
++++This unmanaged Index is comprised of common stocks of the bottom two-thirds of the largest 3,000 publicly traded companies domiciled in the United States.

    Past performance is not predictive of future performance.


PERFORMANCE DATA (continued)

Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                        +17.62%        +11.44%
Five Years Ended 3/31/97                  +13.90         +12.68
Ten Years Ended 3/31/97                   + 6.91         + 6.33

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/97                        +16.44%        +12.53%
Five Years Ended 3/31/97                  +12.75         +12.75
Inception (10/21/88) through 3/31/97      + 9.41         + 9.41

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/97                        +16.39%        +15.41%
Inception (10/21/94)
through 3/31/97                           +16.24         +16.24

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                        +17.38%        +11.22%
Inception (10/21/94)
through 3/31/97                           +17.15         +14.59

[FN]
 *Maximum sales charge is 5.25%
**Assuming maximum sales charge.


Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
5/5/78--12/31/78                   $ 9.60      $ 8.70          --          $0.190         - 7.63%
1979                                 8.70       10.16        $0.370         0.320         +25.67
1980                                10.16       12.54         0.500         0.195         +33.62
1981                                12.54       10.58         0.890         0.390         - 6.27
1982                                10.58       10.67         0.650         0.380         +12.70
1983                                10.67       12.45         0.610         0.070         +22.40
1984                                12.45       11.10         0.290         0.120         - 7.60
1985                                11.10       14.29         0.340         0.090         +33.14
1986                                14.29       13.97         0.620         0.050         + 1.88
1987                                13.97       10.32         1.086         0.143         -18.52
1988                                10.32       11.83         0.017         0.233         +17.06
1989                                11.83       11.65          --           0.237         + 0.42
1990                                11.65        8.32          --           0.148         -27.52
1991                                 8.32       12.80          --           0.080         +54.87
1992                                12.80       14.96          --           0.019         +17.04
1993                                14.96       15.66         0.594         0.811         +14.26
1994                                15.66       14.70         0.561         0.940         + 3.81
1995                                14.70       17.10         0.151         0.675         +22.34
1996                                17.10       17.83         1.233         2.014         +23.90
1/1/97--3/31/97                     17.83       17.59          --            --           - 1.35
                                                             ------        ------
                                                       Total $7.912  Total $7.105

                                                  Cumulative total return as of 3/31/97: +461.02%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


PERFORMANCE DATA (continued)

Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/88--12/31/88                 $12.01      $11.82        $0.017        $0.095         - 0.62%
1989                                11.82       11.61          --           0.140         - 0.64
1990                                11.61        8.29          --           0.050         -28.26
1991                                 8.29       12.69          --           0.019         +53.32
1992                                12.69       14.70          --            --           +15.84
1993                                14.70       15.31         0.594         0.692         +13.07
1994                                15.31       14.30         0.561         0.828         + 2.79
1995                                14.30       16.61         0.151         0.513         +21.12
1996                                16.61       17.18         1.233         1.850         +22.57
1/1/97--3/31/97                     17.18       16.91          --            --           - 1.57
                                                             ------        ------
                                                       Total $2.556  Total $4.187

                                                  Cumulative total return as of 3/31/97: +113.63%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                 $15.06      $14.24        $0.192        $0.430         - 1.15%
1995                                14.24       16.50         0.151         0.544         +21.09
1996                                16.50       17.05         1.233         1.854         +22.64
1/1/97--3/31/97                     17.05       16.77          --            --            -1.64
                                                             ------        ------
                                                       Total $1.576  Total $2.828

                                                   Cumulative total return as of 3/31/97: +44.38%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                 $15.52      $14.69        $0.192        $0.447         - 1.06%
1995                                14.69       17.09         0.151         0.639         +22.09
1996                                17.09       17.81         1.233         1.971         +23.58
1/1/97--3/31/97                     17.81       17.56          --            --           - 1.40
                                                             ------        ------
                                                       Total $1.576  Total $3.057

                                                   Cumulative total return as of 3/31/97: +47.17%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


PERFORMANCE DATA (concluded)


Results of a $1,000 Investment Since Inception--Class A Shares


(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on May 5, 1978 to $5,315.66 on March 31, 1997.



PORTFOLIO INFORMATION


As of March 31, 1997

                                         Percent of
Top Ten Equity Holdings                  Net Assets

Metromail Corp.                              3.8%
CHS Electronics, Inc.                        3.0
Mercer International, Inc.                   2.2
Sofamor Danek Group, Inc.                    2.1
Quanex Corp.                                 2.1
PXRE Corp.                                   1.9
Network Equipment Technologies, Inc.         1.7
Sybase, Inc.                                 1.7
VISX, Inc.                                   1.7
Structural Dynamics Research Corp.           1.6


                                         Percent of
Ten Largest Industries                   Net Assets

Electronics                                 10.3%
Natural Resources                            9.1
Data Processing                              8.7
Computers & Computer Services                7.1
Medical Instruments                          4.7
Telecommunications                           4.6
Iron & Steel                                 4.2
Computer Software                            3.9
Insurance                                    3.7
Building & Building Materials                3.6



SCHEDULE OF INVESTMENTS
                                                                                                           Value    Percent of
Industries                   Shares Held           Stocks & Bonds                           Cost         (Note 1a)  Net Assets
Advertising                      360,000   ++HA-LO Industries, Inc.                    $  4,991,888     $  5,490,000    0.9%

Aerospace                        303,000   ++DONCASTERS PLC (ADR)(c)                      5,400,178        5,870,625    0.9
                                 475,000   ++UNC, Inc.                                    2,952,554        6,768,750    1.1
                                                                                       ------------     ------------  ------
                                                                                          8,352,732       12,639,375    2.0

Apparel                          378,900   ++Farah, Inc.                                  2,671,171        3,789,000    0.6
                                 700,500   ++Norton McNaughton, Inc. (e)                 10,056,577        4,290,563    0.7
                                                                                       ------------     ------------  ------
                                                                                         12,727,748        8,079,563    1.3

Automotive                       390,000     Walbro Corp.                                 7,336,592        6,873,750    1.1

Banks & Finance                  166,200     Charter One Financial, Inc.                  2,857,934        7,292,025    1.2
                                 130,000   ++Civic Bancorp, Inc.                            706,250        1,462,500    0.2
                                 251,400   ++FirstFed Financial Corp.                     3,600,548        5,907,900    0.9
                                 120,000     Haven Bancorp, Inc.                          3,434,038        3,855,000    0.6
                                                                                       ------------     ------------  ------
                                                                                         10,598,770       18,517,425    2.9

Biotechnology                    239,600   ++Biomatrix, Inc.                              3,664,032        3,204,650    0.5
                                 207,000   ++COR Therapeutics, Inc.                       2,084,477        1,966,500    0.3
                                  60,000   ++Gilead Sciences, Inc.                        1,783,232        1,372,500    0.2
                                 276,600   ++NeoRx Corp.                                  1,782,214        1,365,712    0.2
                                 249,200   ++Ostex International, Inc.                    2,937,627          934,500    0.2
                                 377,600   ++Scios, Inc.                                  1,571,726        2,572,400    0.4
                                                                                       ------------     ------------  ------
                                                                                         13,823,308       11,416,262    1.8

Building & Building              650,000   ++Giant Cement Holding, Inc. (e)               7,315,281       10,075,000    1.6
Materials                        602,900   ++Insituform Technologies, Inc.
                                             (Class A)                                    4,197,921        3,617,400    0.6
                                 155,000     Oakwood Homes Corp.                          3,479,969        2,731,875    0.4
                                 245,300     Ryland Group, Inc.                           3,575,517        2,882,275    0.5
                                 175,000   ++Toll Brothers, Inc.                          3,381,874        3,193,750    0.5
                                                                                       ------------     ------------  ------
                                                                                         21,950,562       22,500,300    3.6

Computer Software                 50,200   ++Business Objects S.A. (ADR)(c)                 653,110          489,450    0.1
                                 236,900   ++MathSoft, Inc.                               1,247,851          843,956    0.1
                                 373,400   ++Software Spectrum, Inc. (e)                  7,959,567        5,927,725    0.9
                                 102,667   ++Sterling Commerce, Inc.                      1,775,650        2,977,343    0.5
                                 486,300   ++Structural Dynamics Research Corp.           9,542,964       10,090,725    1.6
                                 138,900   ++Symantec Corp.                               1,393,144        1,979,325    0.3
                               4,500,000   ++Versus Technology, Inc. (d)(e)               2,250,000        2,362,500    0.4
                                                                                       ------------     ------------  ------
                                                                                         24,822,286       24,671,024    3.9

Computers & Computer             388,725   ++Boole & Babbage, Inc.                        2,014,533        9,232,219    1.5
Services                          48,950   ++Compuware Corp.                              1,278,481        3,071,613    0.5
                                 100,800   ++New Horizons Worldwide, Inc.                 1,315,541          932,400    0.1
                                 301,900   ++The Peak Technologies Group, Inc.            3,688,928        3,169,950    0.5
                                 290,000   ++Planar Systems, Inc.                         3,591,436        3,190,000    0.5
                                 201,300   ++Storage Technology Corp.                     4,120,116        7,901,025    1.2
                                 604,700     Texlon Corp.                                 6,882,844        9,221,675    1.5
                                 445,800   ++Wang Laboratories, Inc.                      9,786,049        7,912,950    1.3
                                                                                       ------------     ------------  ------
                                                                                         32,677,928       44,631,832    7.1

Cosmetics                          1,317   ++Alfin, Inc. (Preferred)(b)                           0           24,259    0.0

SCHEDULE OF INVESTMENTS (continued)
                                                                                                           Value    Percent of
Industries                   Shares Held           Stocks & Bonds                           Cost         (Note 1a)  Net Assets
Data Processing                   45,800   ++Cognos, Inc.                              $     91,383     $  1,190,800    0.2%
                                 272,000   ++Hyperion Software Corp.                      3,315,113        4,488,000    0.7
                               1,403,800   ++Metromail Corp. (e)                         24,626,004       24,040,075    3.8
                                 842,600   ++Platinum Technology, Inc.                   12,037,103       10,005,875    1.6
                                 763,800   ++Sybase, Inc.                                13,488,987       10,693,200    1.7
                                 659,700   ++VMARK Software, Inc. (e)                     6,390,940        4,370,513    0.7
                                                                                       ------------     ------------  ------
                                                                                         59,949,530       54,788,463    8.7

Diversified Holdings             180,000   ++ACX Technologies, Inc.                       3,483,836        3,465,000    0.5

Electronics                      906,100   ++Alpha Industries, Inc. (e)                   6,526,312        5,549,863    0.9
                                 403,000   ++B.I., Inc.                                   4,066,592        3,072,875    0.5
                                 940,000   ++CHS Electronics, Inc. (e)                   13,060,895       19,152,500    3.0
                                 742,550   ++C.P. Clare Corp. (e)                         6,361,798        7,796,775    1.2
                                 330,000   ++DII Group, Inc.                              7,412,852        8,126,250    1.3
                                 431,300   ++ITI Technologies, Inc.                       5,169,729        6,146,025    1.0
                                 110,000   ++Marshall Industries                          3,220,471        3,465,000    0.5
                                 438,000   ++Nu Horizons Electronics, Inc. (e)            3,987,348        3,504,000    0.6
                                 182,000   ++Rofin-Sinar Technologies, Inc.               1,729,000        2,661,750    0.4
                                  53,200   ++Triumph Group, Inc.                          1,010,800        1,336,650    0.2
                                 134,400     Wyle Electronics                             4,478,128        4,519,200    0.7
                                                                                       ------------     ------------  ------
                                                                                         57,023,925       65,330,888   10.3

Environmental &                  529,320     BHA Group, Inc. (Class A)(e)                 7,111,261        9,660,090    1.5
Environmental Control          1,823,500   ++Envirosource, Inc.                           6,792,508        3,760,969    0.6
                                                                                       ------------     ------------  ------
                                                                                         13,903,769       13,421,059    2.1

Gaming                           300,000   ++WMS Industries, Inc.                         6,231,634        5,625,000    0.9

Healthcare--                     261,000   ++Magellan Health Services, Inc.               4,379,551        6,427,125    1.0
Hospitals & Services             100,000   ++Physician Reliance Network, Inc.               875,000          512,500    0.1
                                 574,500   ++Ramsay Health Care, Inc. (e)                 3,830,632        2,369,813    0.4
                                 150,000   ++Sierra Health Services, Inc.                 4,760,136        3,806,250    0.6
                                 813,000   ++Transitional Hospitals Corp.                 8,865,402        7,012,125    1.1
                                                                                       ------------     ------------  ------
                                                                                         22,710,721       20,127,813    3.2

Home Furnishings                 426,400   ++Department 56, Inc.                          9,867,996        7,408,700    1.2

Identification Systems           215,000   ++Identix, Inc.                                1,838,250        1,800,625    0.3

Instruments                      188,000   ++Elsag Bailey Process Automation N.V.         3,019,280        3,008,000    0.4
                                 253,000   ++VWR Scientific Products Corp.                3,607,837        3,763,375    0.6
                                                                                       ------------     ------------  ------
                                                                                          6,627,117        6,771,375    1.0

Insurance                         40,600     American National Insurance Co.              2,442,745        3,176,950    0.5
                                  51,900   ++Gryphon Holdings, Inc.                         625,395          739,575    0.1
                                 475,300     PXRE Corp.                                   9,973,497       12,179,563    1.9
                                 167,300     Security-Connecticut Corp.                   3,248,727        7,549,413    1.2
                                                                                       ------------     ------------  ------
                                                                                         16,290,364       23,645,501    3.7

Iron & Steel                     150,000   ++Gibraltar Steel Corp.                        2,698,903        3,000,000    0.5
                                 526,900     Quanex Corp.                                10,825,242       13,238,363    2.1
                                 707,000   ++Shiloh Industries, Inc.                      9,626,145       10,074,750    1.6
                                                                                       ------------     ------------  ------
                                                                                         23,150,290       26,313,113    4.2

Leasing                           33,500   ++Sea Containers, Ltd.                           420,385          519,250    0.1


SCHEDULE OF INVESTMENTS (continued)
                             Shares Held/                                                                  Value    Percent of
Industries                   Face Amount           Stocks & Bonds                           Cost         (Note 1a)  Net Assets
Machinery                        110,000     AGCO Corp.                                $  2,383,050     $  3,038,750    0.5%
                                 217,100     Cincinnati Milacron, Inc.                    4,681,041        4,070,625    0.6
                                 195,000     Stewart & Stevenson Services, Inc.           4,394,675        3,900,000    0.6
                                                                                       ------------     ------------  ------
                                                                                         11,458,766       11,009,375    1.7

Medical Instruments              111,000     Analogic Corp.                               1,867,257        3,330,000    0.5
                                 500,000   ++Isolyser Company, Inc.                       3,047,185        2,375,000    0.4
                                 372,800   ++Sofamor Danek Group, Inc.                    9,164,341       13,467,400    2.1
                                 468,800   ++VISX, Inc.                                  11,494,579       10,372,200    1.7
                                                                                       ------------     ------------  ------
                                                                                         25,573,362       29,544,600    4.7

Metals                           180,000     Applied Industrial Technology,
                                             Inc.++++                                     5,053,409        6,300,000    1.0
                                 278,000     Castle (A.M.) & Company                      4,673,249        4,830,250    0.7
                                 258,400   ++Citation Corp.                               3,472,430        3,746,800    0.6
                                 328,300     Commonwealth Aluminum Corp.                  5,307,677        5,622,138    0.9
                                 142,700   ++Ryerson Tull, Inc. (Class A)                 1,882,780        1,979,962    0.3
                                                                                       ------------     ------------  ------
                                                                                         20,389,545       22,479,150    3.5

Natural Resources                272,000   ++American Exploration Co.                     3,409,753        3,060,000    0.5
                                 225,000   ++Benton Oil & Gas Co.                         3,431,250        3,487,500    0.5
                                 221,000   ++Newpark Resources, Inc.                      3,676,465        9,668,750    1.5
                                 140,000   ++Plains Resources, Inc.                       1,461,553        1,855,000    0.3
                                 308,391   ++Plains Resources, Inc. (d)                   1,806,983        3,970,534    0.6
                                 438,400   ++Titan Exploration, Inc.                      4,711,706        3,726,400    0.6
                                 240,000   ++Tom Brown, Inc.                              2,556,265        4,440,000    0.7
                                 380,000     Total Petroleum of North
                                             America, Ltd.                                4,357,496        3,990,000    0.6
                            $  8,626,000     TransAmerican Refining Corp.,
                                             18.29%** due 2/15/2002                       6,867,681        7,892,790    1.3
                                 147,437     TransAmerican Refining Corp.
                                             (Warrants)(a)                                  360,299          294,874    0.1
                                 685,000   ++TransTexas Gas Corp.                         8,165,048        9,590,000    1.5
                                 830,076   ++Zemex Corporation (e)                        7,282,851        5,603,013    0.9
                                                                                       ------------     ------------  ------
                                                                                         48,087,350       57,578,861    9.1

Paper/Forest                   1,437,700     Mercer International, Inc. (e)              19,356,477       13,837,862    2.2
Products                         191,500     Pope & Talbot, Inc.                          2,946,411        2,633,125    0.4
                                                                                       ------------     ------------  ------
                                                                                         22,302,888       16,470,987    2.6

Real Estate &               $  1,000,000     Alexander Haagen Properties, Inc.,
Real Estate                                  7.25% due 12/27/2003 (d)                     1,000,000          928,125    0.1
Investment Trusts

Restaurants                      731,000   ++Au Bon Pain Company, Inc.
                                             (Class A)(e)                                 4,656,455        4,705,812    0.7
                               1,164,900   ++TPI Enterprises, Inc. (e)                      113,689          139,788    0.0
                                                                                       ------------     ------------  ------
                                                                                          4,770,144        4,845,600    0.7

Retailing                      1,061,200     J. Baker, Inc. (e)                          12,122,487        9,550,800    1.5
                                 579,300     CML Group, Inc.                              1,766,865        1,086,187    0.2
                                 368,100   ++Catherines Stores Corp. (e)                  3,606,116        1,794,487    0.3
                                 661,900   ++Chico's Fashions, Inc. (e)                   5,035,678        1,985,700    0.3
                               1,344,700   ++Grossman's, Inc.                             2,518,600          294,153    0.0
                               1,224,900   ++Levitz Furniture, Inc.                       6,171,649        3,521,587    0.6
                                                                                       ------------     ------------  ------
                                                                                         31,221,395       18,232,914    2.9

Telecommunications               190,000   ++Allen Telcom, Inc.                           3,053,908        3,325,000    0.5
                                 179,600   ++Applied Digital Access, Inc.                 1,243,764          942,900    0.2
                                 366,700   ++Brite Voice Systems, Inc.                    5,037,951        3,850,350    0.6


SCHEDULE OF INVESTMENTS (concluded)
                                                                                                           Value    Percent of
Industries                   Shares Held           Stocks & Bonds                           Cost         (Note 1a)  Net Assets
Telecommunications                32,000   ++CellNet Data Systems, Inc.                $    399,151     $    236,000    0.0%
(concluded)                      781,300   ++Comdial Corp. (e)                            4,790,363        4,785,462    0.8
                                 793,000   ++Network Equipment Technologies, Inc.        14,133,851       10,705,500    1.7
                                 134,100   ++Rural Cellular Corp. (Class A)               1,387,816        1,408,050    0.2
                                 463,250   ++TALX Corp.                                   3,998,624        3,590,187    0.6
                                                                                       ------------     ------------  ------
                                                                                         34,045,428       28,843,449    4.6

Transportation                   258,900     Air Express International Corp.              6,992,886        8,220,075    1.3
                                 630,300   ++Landair Services, Inc. (e)                   6,282,236        7,327,237    1.2
                                                                                       ------------     ------------  ------
                                                                                         13,275,122       15,547,312    2.5

                                             Total Stocks & Bonds                       570,903,631      589,540,950   93.2

                             Face Amount           Short-Term Securities

Commercial Paper*           $ 30,000,000     Countrywide Home Loans, 5.30% due
                                             4/15/1997                                   29,938,167       29,938,167    4.7
                              11,128,000     General Motors Acceptance Corp.,
                                             6.75% due 4/01/1997                         11,128,000       11,128,000    1.8

                                             Total Short-Term Securities                 41,066,167       41,066,167    6.5

Total Investments                                                                      $611,969,798      630,607,117   99.7
                                                                                       ============
Other Assets Less Liabilities                                                                              1,955,705    0.3
                                                                                                        ------------  ------
Net Assets                                                                                              $632,562,822  100.0%
                                                                                                        ============  ======

  ++Non-income producing security.
++++Formerly Bearings, Inc.
   *Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
  **Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.
 (b)Security represents 14.5% cumulative preferred stock. For each share of Preferred Stock, the Fund will receive an annual dividend of approximately 9.43 shares of Common Stock.
 (c)American Depositary Receipts (ADR).
 (d)The security may be sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 (e)Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                           Net Share        Net        Dividend
Industry                      Affiliate                    Activity         Cost         Income
Apparel                  Norton McNaughton, Inc.                 --              --         +++
Building & Building      Giant Cement Holding, Inc.         125,000     $ 1,621,363         +++
  Materials
Computer Software        Software Spectrum, Inc.            373,400       7,959,567         +++
Computer Software        Versus Technology, Inc.          4,500,000       2,250,000         +++
Data Processing          Metromail Corp.                  1,403,800      24,626,004         +++
Data Processing          VMARK Software, Inc.               519,000       4,511,126         +++
Electronics              Alpha Industries, Inc.             765,900       5,426,027         +++
Electronics              CHS Electronics, Inc.              940,000      13,060,895         +++
Electronics              C.P. Clare Corp.                   742,550       6,361,798         +++
Electronics              Nu Horizons Electronics, Inc.      438,000       3,987,348         +++
Environmental &          BHA Group, Inc. (Class A)          342,220       4,683,772    $ 53,648
  Environmental
  Control
Healthcare--             Ramsay Health Care, Inc.            70,000         293,126         +++
  Hospitals & Services
Paper/Forest Products    Mercer International, Inc.       1,437,700      19,356,477         +++
Natural Resources        Zemex Corporation                  830,076       7,282,851         +++
Restaurants              Au Bon Pain Company, Inc.          731,000       4,656,455         +++
                           (Class A)
Restaurants              TPI Enterprises, Inc.                   --     (5,374,658)         +++
Retailing                J. Baker, Inc.                     486,400       4,341,423      58,137
Retailing                Catherines Stores Corp.            (25,700)       (454,141)        +++
Retailing                Chico's Fashions, Inc.             592,900       4,561,866         +++
Telecommunications       Comdial Corp.                      781,300       4,790,363         +++
Transportation           Landair Services, Inc.             630,300       6,282,236         +++

+++Non-income producing security.

   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of March 31, 1997
Assets:             Investments, at value (identified cost--$611,969,798) (Note 1a)                         $630,607,117
                    Cash                                                                                             464
                    Receivables:
                      Securities sold                                                      $ 13,052,186
                      Capital shares sold                                                     2,426,354
                      Dividends                                                                  39,000
                      Interest                                                                   18,922       15,536,462
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                          40,384
                                                                                                            ------------
                    Total assets                                                                             646,184,427
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    7,143,824
                      Capital shares redeemed                                                 5,103,423
                      Investment adviser (Note 2)                                               423,439
                      Distributor (Note 2)                                                      339,179       13,009,865
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       611,740
                                                                                                            ------------
                    Total liabilities                                                                         13,621,605
                                                                                                            ------------

Net Assets:         Net assets                                                                              $632,562,822
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $  1,270,549
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          1,997,494
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            185,934
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            228,802
                    Paid-in capital in excess of par                                                         557,728,128
                    Undistributed realized capital gains on investments--net                                  52,514,596
                    Unrealized appreciation on investments--net                                               18,637,319
                                                                                                            ------------
                    Net assets                                                                              $632,562,822
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $223,491,911 and 12,705,487
                             shares outstanding                                                             $      17.59
                                                                                                            ============
                    Class B--Based on net assets of $337,715,568 and 19,974,939
                             shares outstanding                                                             $      16.91
                                                                                                            ============
                    Class C--Based on net assets of $31,182,450 and 1,859,344
                             shares outstanding                                                             $      16.77
                                                                                                            ============
                    Class D--Based on net assets of $40,172,893 and 2,288,022
                             shares outstanding                                                             $      17.56
                                                                                                            ============

                             See Notes to Financial Statements.

Statement of Operations for the Year Ended March 31, 1997
Investment          Interest and discount earned                                                            $  5,710,559
Income              Dividends (net of $16,200 foreign withholding tax)                                         3,491,890
(Notes 1c & 1d):                                                                                            ------------
                    Total income                                                                               9,202,449
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                                          4,781,445
                    Account maintenance and distribution fees--Class B (Note 2)                                3,523,376
                    Transfer agent fees--Class B (Note 2)                                                        979,585
                    Transfer agent fees--Class A (Note 2)                                                        537,552
                    Account maintenance and distribution fees--Class C (Note 2)                                  336,083
                    Registration fees (Note 1e)                                                                  189,523
                    Printing and shareholder reports                                                             181,202
                    Transfer agent fees--Class C (Note 2)                                                         97,878
                    Custodian fees                                                                                82,147
                    Account maintenance fees--Class D (Note 2)                                                    80,469
                    Transfer agent fees--Class D (Note 2)                                                         80,024
                    Accounting services (Note 2)                                                                  73,232
                    Professional fees                                                                             70,539
                    Directors' fees and expenses                                                                  31,442
                    Pricing fees                                                                                     286
                    Other                                                                                         11,945
                                                                                                            ------------
                    Total expenses                                                                            11,056,728
                                                                                                            ------------
                    Investment loss--net                                                                      (1,854,279)
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                        129,452,799
Unrealized          Change in unrealized appreciation on investments--net                                    (31,593,968)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 96,004,552
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                   For the Year
                                                                                                  Ended March 31,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:         Investment income (loss)--net                                          $ (1,854,279)    $  3,851,945
                    Realized gain on investments--net                                       129,452,799       39,649,159
                    Change in unrealized appreciation on investments--net                   (31,593,968)      41,578,720
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     96,004,552       85,079,824
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (626,240)      (2,232,929)
Shareholders          Class B                                                                        --       (1,325,529)
(Note 1f):            Class C                                                                        --         (137,548)
                      Class D                                                                   (58,931)        (241,696)
                    Realized gain on investments--net:
                      Class A                                                               (37,231,113)      (5,403,183)
                      Class B                                                               (59,362,677)     (10,567,528)
                      Class C                                                                (5,770,673)        (748,130)
                      Class D                                                                (5,290,682)        (650,489)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (108,340,316)     (21,307,032)
                                                                                           ------------     ------------

Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                            101,712,227      113,078,058
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase in net assets                                             89,376,463      176,850,850
                    Beginning of year                                                       543,186,359      366,335,509
                                                                                           ------------     ------------
                    End of year*                                                           $632,562,822     $543,186,359
                                                                                           ============     ============

                   *Undistributed investment income (loss)--net (Note 1g)                            --     $    374,217
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights

The following per share data and ratios have been derived                                  Class A
from information provided in the financial statements.
                                                                                  For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                                1997++++   1996++++  1995++++  1994++++    1993
Per Share           Net asset value, beginning of year                $  17.77   $  15.63  $  15.88  $  15.32   $  13.86
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .06        .24       .16       .10        .05
                    Realized and unrealized gain on
                    investments--net                                      3.01       2.72      1.09      1.87       1.43
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      3.07       2.96      1.25      1.97       1.48
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.06)      (.23)     (.10)      .00++     (.02)
                      Realized gain on investments--net                  (3.19)      (.59)    (1.40)    (1.41)       .00++
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (3.25)      (.82)    (1.50)    (1.41)      (.02)
                                                                      --------   --------  --------  --------   --------
                    Net asset  value, end of year                     $  17.59   $  17.77  $  15.63  $  15.88   $  15.32
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  17.62%     19.56%     8.85%    13.14%     10.69%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.10%      1.12%     1.15%     1.17%      1.28%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                                .34%      1.43%     1.04%      .62%       .37%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $223,492   $181,297  $106,506  $ 78,804   $ 70,920
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  97.87%     60.37%    59.79%    68.70%     42.25%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0514   $  .0503        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effect of sales loads.
                  ++Amount is less than $.01 per share.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                    See Notes to Financial Statements.

Financial Highlights (continued)

The following per share data and ratios have been derived                                  Class B
from information provided in the financial statements.
                                                                                  For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                                1997++++   1996++++  1995++++  1994++++    1993
Per Share           Net asset value, beginning of year                $  17.21   $  15.16  $  15.49  $  15.01   $  13.70
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.12)       .07       .00++    (.06)      (.09)
                    Realized and unrealized gain on
                    investments--net                                      2.90       2.64      1.06      1.83       1.40
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.78       2.71      1.06      1.77       1.31
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --       (.07)      .00++     .00++      .00++
                      Realized gain on investments--net                  (3.08)      (.59)    (1.39)    (1.29)       .00++
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (3.08)      (.66)    (1.39)    (1.29)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  16.91   $  17.21  $  15.16  $  15.49   $  15.01
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  16.44%     18.37%     7.70%    12.03%      9.56%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.13%      2.15%     2.20%     2.19%      2.28%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.68%)      .44%      .02%     (.41%)     (.65%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $337,716   $310,174  $237,359  $112,768   $ 76,182
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  97.87%     60.37%    59.79%    68.70%     42.25%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0514   $  .0503        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effect of sales loads.
                  ++Amount is less than $.01 per share.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                         Class C                        Class D

                                                                                  For the                        For the
                                                                 For the           Period        For the          Period
The following per share data and ratios have been derived          Year           Oct. 21,         Year          Oct. 21,
from information provided in the financial statements.            Ended          1994++ to        Ended         1994++ to
                                                                 March 31,        March 31,      March 31,       March 31,
Increase (Decrease) in Net Asset Value:                     1997++++   1996++++   1995++++  1997++++  1996++++   1995++++
Per Share           Net asset value, beginning of period    $ 17.10    $ 15.10    $ 15.06   $ 17.74   $ 15.61    $ 15.52
Operating                                                   -------    -------    -------   -------   -------    -------
Performance:        Investment income (loss)--net              (.13)       .06        .01       .01       .19        .07
                    Realized and unrealized gain on
                    investments--net                           2.89       2.63        .65      3.02      2.73        .66
                                                            -------    -------    -------   -------   -------    -------
                    Total from investment operations           2.76       2.69        .66      3.03      2.92        .73
                                                            -------    -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                     --       (.10)      (.06)     (.04)     (.20)      (.08)
                      Realized gain on investments--net       (3.09)      (.59)      (.56)    (3.17)     (.59)      (.56)
                                                            -------    -------    -------   -------   -------    -------
                    Total dividends and distributions         (3.09)      (.69)      (.62)    (3.21)     (.79)      (.64)
                                                            -------    -------    -------   -------   -------    -------
                    Net asset  value, end of period         $ 16.77    $ 17.10    $ 15.10   $ 17.56   $ 17.74    $ 15.61
                                                            =======    =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share       16.39%     18.34%      4.82%+++ 17.38%    19.26%      5.13%+++
Return:**                                                   =======    =======    =======   =======   =======    =======

Ratios to Average   Expenses                                  2.14%      2.16%      2.41%*    1.35%     1.37%      1.61%*
Net Assets:                                                 =======    =======    =======   =======   =======    =======
                    Investment income (loss)--net             (.70%)      .36%       .14%*     .07%     1.15%       .95%*
                                                            =======    =======    =======   =======   =======    =======

Supplemental        Net assets, end of period
Data:               (in thousands)                          $31,182    $26,920    $11,434   $40,173   $24,795    $11,037
                                                            =======    =======    =======   =======   =======    =======
                    Portfolio turnover                       97.87%     60.37%     59.79%    97.87%    60.37%     59.79%
                                                            =======    =======    =======   =======   =======    =======
                    Average commission rate paid++++++      $ .0514    $ .0503         --   $ .0514   $ .0503         --
                                                            =======    =======    =======   =======   =======    =======

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
              ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Special Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities traded in the NASDAQ National Market System are valued at the last sale price, or lacking any sales, at the closing bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denomi-nated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,165,233 have been reclassified between undistributed net realized capital gains and accumulated net investment losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                       Maintenance Fee     Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended March 31, 1997, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD          MLPF&S

Class A                                $1,962       $ 27,609
Class D                                $8,139       $109,272

For the year ended March 31, 1997, MLPF&S received contingent deferred sales charges of $1,268,783 and $27,419 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $9,588 in commissions on the execution of portfolio security transactions for the Fund for the year ended March 31, 1997.

During the year ended March 31, 1997, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $60 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 1997 were $622,721,124 and $552,077,856, respectively.

Net realized and unrealized gains (losses) as of March 31, 1997 were as follows:


                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments            $129,453,019    $18,637,319
Short-term investments                   (220)            --
                                 ------------    -----------
Total                            $129,452,799    $18,637,319
                                 ============    ===========

As of March 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $16,330,723, of which $87,607,397 related to appreciated securities and $71,276,674 related to depreciated securities. At March 31, 1997, the aggregate cost of investments for Federal income tax purposes was $614,276,394.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $101,712,227 and $113,078,058 for the years ended March 31, 1997 and March 31, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended March 31, 1997                  Shares        Amount

Shares sold                         7,513,048   $138,984,315
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,927,288     34,582,403
                                 ------------   ------------
Total issued                        9,440,336    173,566,718
Shares redeemed                    (6,938,582)  (127,615,134)
                                 ------------   ------------
Net increase                        2,501,754   $ 45,951,584
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended March 31, 1996                  Shares        Amount

Shares sold                         6,440,754   $105,924,815
Shares issued to shareholders
in reinvestment of dividends
and distributions                     420,869      6,827,898
                                 ------------   ------------
Total issued                        6,861,623    112,752,713
Shares redeemed                    (3,473,788)   (58,594,494)
                                 ------------   ------------
Net increase                        3,387,835   $ 54,158,219
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended March 31, 1997                  Shares        Amount

Shares sold                         6,630,575   $119,062,202
Shares issued to shareholders
in reinvestment of distributions    3,035,511     52,574,409
                                 ------------   ------------
Total issued                        9,666,086    171,636,611
Shares redeemed                    (7,614,216)  (135,651,522)
Automatic conversion
of shares                             (99,241)    (1,783,849)
                                 ------------   ------------
Net increase                        1,952,629   $ 34,201,240
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended March 31, 1996                  Shares        Amount

Shares sold                         8,847,890   $141,111,187
Shares issued to shareholders
in reinvestment of dividends
and distributions                     671,486     10,542,063
                                 ------------   ------------
Total issued                        9,519,376    151,653,250
Shares redeemed                    (6,931,949)  (113,068,363)
Automatic conversion
of shares                            (218,662)    (3,473,457)
                                 ------------   ------------
Net increase                        2,368,765   $ 35,111,430
                                 ============   ============


Class C Shares for the
Year Ended                                          Dollar
March 31, 1997                        Shares        Amount

Shares sold                         1,075,754   $ 19,224,090
Shares issued to share-
holders in reinvestment of
distributions                         299,448      5,144,748
                                 ------------   ------------
Total issued                        1,375,202     24,368,838
Shares redeemed                    (1,090,217)   (19,334,519)
                                 ------------   ------------
Net increase                          284,985   $  5,034,319
                                 ============   ============


Class C Shares for the
Year Ended                                          Dollar
March 31, 1996                        Shares        Amount

Shares sold                         1,482,478   $ 23,589,611
Shares issued to shareholders
in reinvestment of dividends
and distributions                      50,565        791,271
                                 ------------   ------------
Total issued                        1,533,043     24,380,882
Shares redeemed                      (715,916)   (11,679,944)
                                 ------------   ------------
Net increase                          817,127   $ 12,700,938
                                 ============   ============


Class D Shares for the
Year Ended                                          Dollar
March 31, 1997                        Shares        Amount

Shares sold                         2,128,192   $ 39,663,904
Automatic conversion
of shares                              95,817      1,783,849
Shares issued to shareholders
in reinvestment of dividends
and distributions                     262,004      4,695,473
                                 ------------   ------------
Total issued                        2,486,013     46,143,226
Shares redeemed                    (1,595,340)   (29,618,142)
                                 ------------   ------------
Net increase                          890,673   $ 16,525,084
                                 ============   ============


Class D Shares for the
Year Ended                                          Dollar
March 31, 1996                        Shares        Amount

Shares sold                         1,716,390   $ 28,556,422
Automatic conversion
of shares                             212,202      3,473,457
Shares issued to shareholders
in reinvestment of dividends
and distributions                      48,666        790,721
                                 ------------   ------------
Total issued                        1,977,258     32,820,600
Shares redeemed                    (1,286,898)   (21,713,129)
                                 ------------   ------------
Net increase                          690,360   $ 11,107,471
                                 ============   ============



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Special Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Special Value Fund, Inc. as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Special Value Fund, Inc. as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
May 2, 1997
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Special Value Fund, Inc. during its taxable year ended March 31, 1997:
                                      Domestic    Interest from     Domestic         Total     Long-Term
                 Record   Payable    Qualifying      Federal     Non-Qualifying    Ordinary     Capital
                  Date     Date   Ordinary Income  Obligations   Ordinary Income     Income      Gains
Class A Shares:  7/01/96   7/10/96    $0.088747      $0.005962       $0.838200     $0.932909   $0.183093
                12/10/96  12/18/96    $0.048596      $0.000120       $1.032479     $1.081195   $1.050163

Class B Shares:  7/01/96   7/10/96    $0.083201      $0.005590       $0.785822     $0.874613   $0.183093
                12/10/96  12/18/96    $0.043839      $0.000108       $0.931411     $0.975358   $1.050163

Class C Shares:  7/01/96   7/10/96    $0.083201      $0.005590       $0.785822     $0.874613   $0.183093
                12/10/96  12/18/96    $0.044027      $0.000109       $0.935418     $0.979554   $1.050163

Class D Shares:  7/01/96   7/10/96    $0.086785      $0.005830       $0.819673     $0.912288   $0.183093
                12/10/96  12/18/96    $0.047576      $0.000118       $1.010822     $1.058516   $1.050163

The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.



PORTFOLIO CHANGES (unaudited)


Equity Portfolio Changes for the
Quarter Ended March 31, 1997

Additions

 ACX Technologies, Inc.
 American Exploration Co.
*AmerUS Life Holdings, Inc.
 Applied Digital Access, Inc.
 Benton Oil & Gas Co.
 Business Objects S.A. (ADR)
 Citation Corp.
 DONCASTERS PLC (ADR)
 Gilead Sciences, Inc.
 HA-LO Industries, Inc.
 Identix, Inc.
 Isolyser Company, Inc.
*Merix Corp.
 New Horizons Worldwide, Inc.
 Oakwood Homes Corp.
 Physical Reliance Network, Inc.
 Planar Systems, Inc.
*Quick Response Services, Inc.
 Toll Brothers, Inc.
 VWR Scientific Products Corp.
*Yurie Systems, Inc.

Deletions

*AmerUS Life Holdings, Inc.
 American Freightways Corp.
 Burlington Industries, Inc.
 Collective Bancorp., Inc.
 Crown Crafts, Inc.
 Education Alternatives, Inc.
 GranCare, Inc.
 Greater New York Savings Bank
 Healthdyne Technologies, Inc.
*Merix Corp.
 Midland Financial Group, Inc.
 Olympic Steel, Inc.
 Pharmaceutical Product Development, Inc.
*Quick Response Services, Inc.
 REX Stores Corp.
 Shoney's, Inc.
 Smith (A.O.) Corp.
 Sterling Software, Inc.
 Stratus Computer, Inc.
 Voice Control Systems, Inc.
*Yurie Systems, Inc.

*Added and deleted in the same quarter.



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Daniel V. Szemis, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863




